UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 24, 2014

SPORTS ASLYUM, INC.
 (Exact Name of Registrant as Specified in its Charter)

Nevada	000-545000	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4575 DEAN MARTIN DRIVE, SUITE 2206 LAS VEGAS, NV	89103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 973-1853

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with Plandel Resource, Inc.’s (the “Company”) receipt of approval from the Financial Industry Regulatory Authority (“FINRA”), effective March 24, 2014, the Company amended its Articles of Incorporation to change its name from “Plandel Resources, Inc.” to “Sports Asylum, Inc.” (the “Name Change”)

The full text of the amendment to the Company’s Articles of Incorporation to give effect to the Name Change is filed herewith as Exhibit 3.1 and incorporated herein by reference.

SECTION 8 -  OTHER EVENTS

Item 8.01   Other Events.

In connection with the Name Change described in Item 5.03 above, FINRA assigned the Company a new stock symbol, “SYLM” This new symbol took effect at the open of business on March 24, 2014.

SECTION 9 -  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
3.1	Text of Amendment to Articles of Incorporation

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sports Aslyum, Inc.,
a Nevada Corporation

Date: March 24, 2014	By:	/s/Frank E. McEnulty
Name: Frank E. McEnulty
Title: Chief Executive Officer

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